SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE


                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 1, 2002
                                                           -------------


             Cambridge Advantaged Properties II Limited Partnership
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)



           0-14941                                     13-3330195
           -------                                     ----------
  (Commission File Number)                (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------


                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Event

        On April 1, 2002, Cambridge Advantaged Properties II Limited Partnership (the "Partnership") distributed approximately $5,434,000 ($760 per unit) and $55,000 to the Limited Partners and General Partners, respectively, from the net sales proceeds from the recent sale of interests in the Local Partnerships held by the Partnership.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Cambridge Advantaged Properties II
                                        Limited Partnership
                                        (Registrant)

                                        By:    Related Advantaged Residential
                                               Associates, Inc., General Partner



                                               BY:    /s/ Alan P. Hirmes
                                                      ------------------
                                                      Alan P. Hirmes
                                                      President

        April 18, 2002